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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                FEBRUARY 9, 2005

                          MOLSON COORS BREWING COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                    0-14829               84-0178360
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

                      311 10TH Street, Golden, Colorado 80401
               (Address of principal executive offices) (Zip Code)

                                 (303) 279-6565
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2005, Molson Coors Brewing Company (formerly Adolph Coors Company) issued a press release setting forth the earnings of Adolph Coors Company for its fourth fiscal quarter of 2004 and the fiscal year ended December 26, 2004. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On February 9, 2005, Molson Coors Brewing Company issued a press release setting forth the earnings of Molson Inc. for its third fiscal quarter ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.2 attached hereto and incorporated herein by reference. Summary financial statements and other additional information of Molson Inc. covering this period is furnished as Exhibit 99.3 to this report and is incorporated herein by reference.

On February 9, 2005, Molson Inc. and Adolph Coors Company issued a joint press release announcing the completion of the transactions to combine the two companies into Molson Coors Brewing Company. A copy of the press release is being furnished as Exhibit 99.4 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

        99.1    Press Release issued by Molson Coors Brewing Company, dated
                February 9, 2005, relating to Adolph Coors Company.
        99.2    Press Release issued by Molson Coors Brewing Company, dated
                February 9, 2005, relating to Molson Inc.
        99.3 Summary financial statements and other information of Molson Inc. relating to its third fiscal quarter ended December 31, 2004.
        99.4 Press Release issued by Molson Inc. and Adolph Coors Company, dated February 9, 2005, announcing the completion of the merger to form Molson Coors Brewing Company.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   MOLSON COORS BREWING COMPANY

                                                   By:  /s/ Ronald A. Tryggestad
                                                       -------------------------
                                                       Ronald A. Tryggestad
                                                       Controller and
                                                       Chief Accounting Officer

Date:  February 9, 2005